UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 17, 2007

NORTHWEST AIRLINES CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	0-23642	41-1905580
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

2700 Lone Oak Parkway
Eagan Minnesota		55121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (612) 726-2111

Registrant’s Web site address:  www.nwa.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

The documents listed below are filed as exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-107070) (the “Registration Statement”) of Northwest Airlines Corporation and Northwest Airlines, Inc.  The Registration Statement and the Prospectus Supplement dated October 2, 2007 (filed with the Securities Exchange Commission pursuant to Rule 424(b)(3) on October 4, 2007), to the Prospectus dated August 1, 2003, related to the offering of Northwest Airlines, Inc.’s Pass Through Certificates, Series 2007-1.

Exhibit No.	Description
1.1

Underwriting Agreement dated as of October 2, 2007 by and among Northwest Airlines, Inc., Northwest Airlines Corporation, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Calyon Securities (USA) Inc., Deutsche Bank Securities Inc., and Credit Suisse Securities (USA) LLC

4.1

Pass Through Trust Agreement dated as of June 3, 1999 by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee (filed as Exhibit 4.9 to Registration Statement No. 333-107070 and incorporated herein by reference)

4.2(a)

Pass Through Trust Supplement No. 2007-1A dated as of October 10, 2007 by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and U.S. Bank Trust National Association (as successor in interest to State Street Bank and Trust Company of Connecticut, National Association), as Pass Through Trustee

4.2(b)

Pass Through Trust Supplement No. 2007-1B dated as of October 10, 2007 by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and U.S. Bank Trust National Association (as successor in interest to State Street Bank and Trust Company of Connecticut, National Association), as Pass Through Trustee

4.3(a)	Revolving Credit Agreement (2007-1A) dated as of October 10, 2007 between U.S. Bank National Association, as Borrower, and Calyon, New York Branch, as Primary Liquidity Provider

4.3(b)	Revolving Credit Agreement (2007-1B) dated as of October 10, 2007 between U.S. Bank National Association, as Borrower, and Calyon, New York Branch, as Primary Liquidity Provider

4.4

Intercreditor Agreement dated as of October 10, 2007 by and among U.S. Bank Trust National Association, as Pass Through Trustee, Calyon, New York Branch, as Primary Liquidity Provider, and U.S. Bank National Association, as Subordination Agent

4.5(a)	Deposit Agreement (Class A) dated as of October 10, 2007 between Citibank, N.A., as Escrow Agent, and Credit Suisse, New York Branch, as Depositary

4.5(b)	Deposit Agreement (Class B) dated as of October 10, 2007 between Citibank, N.A., as Escrow Agent, and Credit Suisse, New York Branch, as Depositary

4.6(a)

Escrow and Paying Agent Agreement (Class A) dated as of October 10, 2007 by and among Citibank, N.A., as Escrow Agent, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Credit Suisse Securities

(USA) LLC, Deutsche Bank Securities Inc., Calyon Securities (USA) Inc., as Underwriters, U.S. Bank Trust National Association, as Pass Through Trustee, and U.S. Bank National Association, as Paying Agent

4.6(b)

Escrow and Paying Agent Agreement (Class B) dated as of October 10, 2007 by and among Citibank, N.A., as Escrow Agent, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Calyon Securities (USA) Inc., as Underwriters, U.S. Bank Trust National Association, as Pass Through Trustee, and U.S. Bank National Association, as Paying Agent

4.7

Note Purchase Agreement dated as of October 10, 2007 by and among Northwest Airlines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee, U.S. Bank National Association, as Subordination Agent, Citibank, N.A., as Escrow Agent, and U.S. Bank National Association, as Paying Agent

99.1

Form of Participation Agreement [NW     ] dated as of [                  ] by and among Northwest Airlines, Inc., as Owner, Northwest Airlines Corporation, as Guarantor, U.S. Bank Trust National Association, as Pass Through Trustee, and U.S. Bank National Association, as Subordination Agent and Indenture Trustee

99.2	Form of Trust Indenture and Security Agreement [NW ] dated as of [ ] between Northwest Airlines, Inc., as Owner, and U.S. Bank National Association, as Indenture Trustee

99.3	Form of Guarantee [NW ] dated as of [ ] from Northwest Airlines Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

By:	/s/ Michael L. Miller
Michael L. Miller
Vice President, Law and Secretary

Dated:  October 17, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement dated as of October 2, 2007 by and among Northwest Airlines, Inc., Northwest Airlines Corporation, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Calyon Securities (USA) Inc., Deutsche Bank Securities Inc., and Credit Suisse Securities (USA) LLC

4.1

Pass Through Trust Agreement dated as of June 3, 1999 by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee (filed as Exhibit 4.9 to Registration Statement No. 333-107070 and incorporated herein by reference)

4.2(a)

Pass Through Trust Supplement No. 2007-1A dated as of October 10, 2007 by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and U.S. Bank Trust National Association (as successor in interest to State Street Bank and Trust Company of Connecticut, National Association), as Pass Through Trustee

4.2(b)

Pass Through Trust Supplement No. 2007-1B dated as of October 10, 2007 by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and U.S. Bank Trust National Association (as successor in interest to State Street Bank and Trust Company of Connecticut, National Association), as Pass Through Trustee

4.3(a)	Revolving Credit Agreement (2007-1A) dated as of October 10, 2007 between U.S. Bank National Association, as Borrower, and Calyon, New York Branch, as Primary Liquidity Provider

4.3(b)	Revolving Credit Agreement (2007-1B) dated as of October 10, 2007 between U.S. Bank National Association, as Borrower, and Calyon, New York Branch, as Primary Liquidity Provider

4.4

Intercreditor Agreement dated as of October 10, 2007 by and among U.S. Bank Trust National Association, as Pass Through Trustee, Calyon, New York Branch, as Primary Liquidity Provider, and U.S. Bank National Association, as Subordination Agent

4.5(a)	Deposit Agreement (Class A) dated as of October 10, 2007 between Citibank, N.A., as Escrow Agent, and Credit Suisse, New York Branch, as Depositary

4.5(b)	Deposit Agreement (Class B) dated as of October 10, 2007 between Citibank, N.A., as Escrow Agent, and Credit Suisse, New York Branch, as Depositary

4.6(a)

Escrow and Paying Agent Agreement (Class A) dated as of October 10, 2007 by and among Citibank, N.A., as Escrow Agent, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Calyon Securities (USA) Inc., as Underwriters, U.S. Bank Trust National Association, as Pass Through Trustee, and U.S. Bank National Association, as Paying Agent

4.6(b)

Escrow and Paying Agent Agreement (Class B) dated as of October 10, 2007 by and among Citibank, N.A., as Escrow Agent, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Calyon Securities (USA) Inc., as Underwriters, U.S. Bank Trust National Association, as Pass Through Trustee, and U.S. Bank National Association, as Paying Agent

4.7

Note Purchase Agreement dated as of October 10, 2007 by and among Northwest Airlines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee, U.S. Bank National Association, as Subordination Agent, Citibank, N.A., as Escrow Agent, and U.S. Bank National Association, as Paying Agent

99.1

Form of Participation Agreement [NW     ] dated as of [                  ] by and among Northwest Airlines, Inc., as Owner, Northwest Airlines Corporation, as Guarantor, U.S. Bank Trust National Association, as Pass Through Trustee, and U.S. Bank National Association, as Subordination Agent and Indenture Trustee

99.2	Form of Trust Indenture and Security Agreement [NW ] dated as of [ ] between Northwest Airlines, Inc., as Owner, and U.S. Bank National Association, as Indenture Trustee

99.3	Form of Guarantee [NW ] dated as of [ ] from Northwest Airlines Corporation